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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): January 31, 2005

               CWMBS, INC., (as depositor under the Pooling and
              Servicing Agreement, dated as of January 1, 2005,
                providing for the issuance of the CHL Mortgage
               Pass-Through Trust 2005-2, Mortgage Pass-Through
                         Certificates, Series 2005-2).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                   333-109248               95-4449516
-------------------------       ----------               ----------
(State or other                 (Commission              (IRS Employer
jurisdiction                    File Number)             Identification No.)
of incorporation)

4500 Park Granada
Calabasas, California                             91302
---------------------                           ---------
(Address of principal                           (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
            ------------

On January 31, 2005, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2005-2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


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

Section 9   Financial Statements and Exhibits
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Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

      Not applicable.

(b) Pro forma financial information.
    -------------------------------

      Not applicable.

(c) Exhibits.
    --------

Exhibit No.    Description
-----------

99.1 The Pooling and Servicing Agreement dated as of January 1, 2005, by and among the Company, the Sellers, the Master Servicer and the Trustee.


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

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CWMBS, INC.



                                    By: /s/ Darren Bigby
                                        ---------------------------------
                                        Darren Bigby
                                        Vice President



Dated:  April 14, 2005


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

                                 Exhibit Index
                                 -------------


Exhibit                                                                   Page
-------                                                                   ----

99.1       Pooling and Servicing Agreement,
           dated as of January 1, 2005, by
           and among, the Company, the Sellers,
           the Master Servicer and the Trustee.                              6


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